UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITES EXCHANGE ACT OF 1934


Date of Report (Date of earliest events reported) January 25, 2001
                                                  ---------------------
                                                  January 25, 2001
                                                  ---------------------


                      PUBLIC SERVICE COMPANY OF NEW MEXICO
             (Exact name of registrant as specified in its charter)


         New Mexico                                          85-0019030
 ---------------------------     Commission              ----------------------
(State or Other Jurisdiction     File Number 1-6986        (I.R.S. Employer
     of Incorporation)                       ------      Identification) Number)



  Alvarado Square, Albuquerque, New Mexico                      87158
  ----------------------------------------                      -----
  (Address of principal executive offices)                    (Zip Code)



                                 (505) 241-2700
                                 --------------
              (Registrant's telephone number, including area code)


                         ------------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report)



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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c)      Exhibits

99.1 Quarter and Year Ended December 31, 2000 Earnings Announcement and Consolidated Statements of Earnings - Three and Twelve Months Ended December 31, 2000 and 1999

99.2     Other Select Financial Information

Item 9.    Regulation FD Disclosure

The Company is filing as exhibits to this Form 8-K its (1) Quarter and Twelve Months Ended December 31, 2000 Earnings Announcement and Consolidated Statements of Earnings and (2) other select financial information which will be posted on the Company's web site on January 25, 2001.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995 Statements made in this news release that relate to future events are made pursuant to the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based upon current expectations and the company assumes no obligation to update this information. Because actual results may differ materially from expectations, the company cautions readers not to place undue reliance on these statements. A number of factors, including weather, fuel costs, changes in supply and demand in the market for electric power, the performance of generating units and transmission system, and state and federal regulatory and legislative decisions and actions, including but not limited to rulings issued by the New Mexico Public Regulation Commission pursuant to the Electric Utility Industry Restructuring Act of 1999 and in other cases now pending or which may be brought before the commission and any action by the New Mexico Legislature to amend or repeal that Act, or other actions relating to restructuring or stranded cost recovery could cause PNM operating revenues and earnings to differ from results forecast in this press release. For a detailed discussion of the important factors affecting PNM, please see "Management's Discussion and Analysis of Financial Condition and Results of Operations" in the Company's Form 10-K for the year ended December 31, 1999, Form 10-Q for the quarter ended September 30, 2000 and 8K filings with the Securities and Exchange Commission.


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



SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       PUBLIC SERVICE COMPANY OF NEW MEXICO
                                                    (Registrant)


Date:  January 25, 2001                           /s/ John R. Loyack
                                         ------------------------------------
                                                    John R. Loyack
                                         Vice President, Corporate Controller
                                             and Chief Accounting Officer
                                              (Officer duly authorized
                                                to sign this report)


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